Exhibit 10.21

                             SUBORDINATION AGREEMENT

          This Agreement, dated as of October 6, 1999, is made by Debora Bainbridge Phillips (the "Subordinated Creditor"), for the benefit of Wells Fargo Business Credit, Inc., a Minnesota corporation (the "Lender").

          The Lender and Organic Food Products, Inc., a California corporation, Organic Ingredients, Inc., a California corporation, Spectrum Commodities, Inc., a California corporation, and Spectrum Naturals Inc., a California corporation (collectively, the "Borrower"), are parties to a Credit and Security Agreement of even date herewith pursuant to which the Lender may make advances and extend other financial accommodations to the Borrower. Organic Food Products, Inc. has entered into merger agreements with Organic Ingredients, Inc. and Spectrum Naturals, Inc. whereby Organic Ingredients, Inc. and Spectrum Naturals, Inc. will merge with and into Organic Food Products, Inc. and Organic Food Products, Inc. will be the surviving corporation. Spectrum Commodities, Inc. will merge with and into Spectrum Naturals, Inc. as a condition prcccdcnt to the merger betwccn Organic Food Products, Inc. and Spectrum Naturals, Inc. Upon consummation of its mergers, Organic Food Products, Inc. will change its name to Spectrum Organic Products, Inc.

          The Subordinated Creditor has made or may make loans or grant other financial's accommodations to the Borrower or its predecessors.

          As a condition to making any loan or extension of credit to the Borrower, the Lender has rcquired that the Subordinated Creditor subordinate the payment of the Subordinated Creditor's loans and other financial accommodations to the payment of any and all indebtedness of the Borrower to the Lender. Assisting the Borrower in obtaining credit accommodations from the Lender and subordinating her interests pursuant to the terms of this Agreement arc In the Subordinated Creditor's best interest.

          ACCORDINGLY, in consideration of the loans and other financial accommodations that have been made and may hereafter be made by the Lender for the benefit of the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subordinated Creditor hereby agrees as follows:

          Definitions. As used herein, the following terms have the meanings set forth below;

          "Borrower Default" means a Default or Event of Default as defined in any agreement or instrument evidencing, governing, or issued in connection with Lender Indebtedness, including, but not limited to, the Credit and Security Agreement dated as of October , 1999, by and between the Borrower and the Lender as the same may hereafter be amended, supplemented or restated from time to time, or any default under or breach of any such agreement or instrument.

          "Lender Indebtednes" means each and every debt, liability and obligation of every type and description which the Borrower may now orat any time hereafter owe to the Lender, whether such debt, liability or

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     obligation now exists or is hereafler created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several, all interest thereon, all renewals, extensions and modifications thereof and any notes issued in whole or partial substitution therefor.

          "Subordinated Indebtedness" means all obligations arising under the Subordinated Note and each and every other debt, liability arid obligation of every type and description which the Borrower may now or at any time hereafter owe to the Subordinated Creditor, whether such debt, liability or obligation now exists or is hereafter created or incurred, arid whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unuiquidated, or joint, several or joint and several.

          "Subordinated Note" means the Borrower's Promissory Note, dated as of July 2, 1999, payable to the order of the Subordinated Creditor in the original principal amount of $1,621,716, together with all renewals, extensions and modifications thereof and any note or notes issued in substitution therefor.

          Subordination. The payment of all or any of the Subordinated Indebtedness (other than Permitted Payments, as defined below) is hereby expressly subordinated to the cxtcnt and in the manner hereinafter set forth to the payment in full of the Lender Indebtedness; and regardless of any priority otherwise available to the Subordinated Creditor by law or by agreement, the Lender shall hold a first security interest in all collateral securing payment of the Lender Indebtedness (the "Collateral"), and any security interest claimed therein (including any proceeds thereof) by the Subordinated Creditor shall be and remain fully subordinate for all purposes to the security interest of the Leiider therein for all purposes whatsoever.

          Payments. Until all of the Lender Indebtedness has been paid in fill, the Subordinated Creditor shall not, without the Lender's prior written consent, demand, receive or accept any payment (other than a Permitted Payment pursuant to Section 4) from the Borrower in respect of the Subordinated Indebtedness, or exercise any right of or permit any setoff in respect of the Subordinated Indebtedness.

          Permitted Payments. The Borrower may make regularly scheduled payments of principal and interest due under the Subordinated Note ("Permitted Payments").

          Receipt of Prohibited Payments. If the Subordinated Creditor receives any payment on the Subordinated indebtedness that the Subordinated Creditor is not entitled to receive under the provisions of this Agreement, the Subordinated Creditor will hold the amount so received in trust for the Lender and will forthwith turn over such payment to the Lender in the form received (except for the endorsement of the Subordinated Creditor where necessary) for application to then-existing Lender Indebtedness (whether or not due), in such manner of application as the Lender may deem appropriate. If the Subordinated Creditor exercises arty iight of setoff which the Subordinated Creditor is not permitted to exercise under the provisions of this Agreement, the Subordinated Creditor will promptly pay over to the Lender, in immediately available funds, an amount equal to the amount of the claims or obligations offset. If the Subordinated Creditor fails to make any endorsement required under this Agreement, the

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Lender, or any of its officers or employees or agents on behalf of the Lender, is hereby irrevocably appointed as the attorney-in-fact (which appointment is coupled with an interest) for the Subordinated Creditor to make such endorsement in the Subordinated Creditor's name.

          Action on Subordinated Debt. The Subordinated Creditor will not commence any action or proceeding against the Borrower to recover all or any part of the Subordinated Indebtedness, or join with any creditor (unless the Lender shall so join) in bringing any proceeding against the Borrower under any bankruptcy, reorganization, readjustment of debt, arrangement of debt receivership, liquidation or insolvency law or statute of the federal or any state government, or take possession of, sell, or dispose of any Collateral, or exercise or enforce any right or remedy available to the Subordinated Creditor with respect to any such Collateral, unless and until the Lender Indebtedness has bben paid in full.

          Action Concerning Collateral.


          8. Notwithstanding any security interest now held or hereafter acquired by the Subordinated Creditor, the Lender may take possession of, sell, dispose of, and otherwise deal with all or any part of the Collateral, and may enforce any right or remedy available to it with respect to the Collateral, all without notice to or consent of the Subordinated Creditor except as specifically required by applicable law.

          9. In addition, and without limiting the generality of the foregoing, if a Borrower Default has occurred and is continuing and the Borrower intends to sell any Collateral to an unrelated third party outside the ordinary course of business, the Subordinated Creditor shall, upon the Lender's request, execute and deliver to such purchaser such instruments as may reasonably be necessary to terminate and release any security interest or lien the Subordinated Creditor has in the Collateral to be sold.

          10. The Lender shall have no duty to preserve, protect, care for, insure, take possession of, collect, dispose of, or otherwise realize upon any of the Collateral, and in no event shall the Lender be deemed the Subordinated Creditor's agent with respect to the Collateral. All proceeds received by the Lender with respect to any Collateral may be applied, first, to pay or reimburse the Lender for all costs and expenses (including reasonable attorneys' fees) incurred by the Lender in connection with the collection of such proceeds, and, second, to any indebtedness secured by the Lender's security interest in that Collateral in any order that it may choose,

          Bankruptcy and Insolvency. In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, whether or not pursuant to bankruptcy law, the sale of all or substantially all of the assets of the Borrower, dissolution, liquidation or any other marshalling of the assets or liabilities of the Borrower, the Subordinated Creditor will file all claims, proofs of claim or other instruments of similar character necessary to enforce the obligations of the Borrower in respect of the Subordinated Indebtedness and will hold in trust for the Lender and promptly pay over to the Lender in the form received (except for the endorsement of the Subordinated Creditor where necessary) for application to the then-existing Lender Indebtedness, any and all moneys, dividends or other assets received in any such proceedings on account of the Subordinated Indebtedness, unless and until the Lender Indebtedness has been

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paid in thu. If the Subordinated Creditor shall fail to take any such action, the Lender, as attorney-in-fact for the Subordinated Creditor, may take such action on the Subordinated Creditor's behalf. The Subordinated Creditor hereby irrevocably appoints the Lender, or any of its officers or employees on behaff of thc Lender, as the attorney-in-fact for the Subordinated Creditor (which appointment is coupled with an interest) with the power but not the duty to demand, sue for, collect and receive any and all such rnoneys, dividends or other assets and give acquittance therefor and to file any claim, proof of claim or other instrument of similar character, to vote claims comprising Subordinated Indebtedness to accept or reject any plan of partial or complete liquidation, reorganization,. arrangement, composition or extension and to take such other action in the Lender's own name or in the name of the Subordinated Creditor as the Lender may deem necessary or advisable for the enforcement of the agreements contained herein; and the Subordinated Creditor will execute and deliver to the Lender such other and further powers-of-attorney or instruments as the Lender may request in order to accomplish the foregoing.

          Restrictive Legend: Transfer of Subordinated Indebtedness. The Subordinated Creditor will cause the Subordinated Note and all other notes, bonds, debentures or other instruments evidencing the Subordinated Indebtedness or any part thereof to contain a specific statement thereon to the effect that the indebtedness thereby evidenced is subject to the provisions of this Agreement, and the Subordinated Creditor will mark its books conspicuously to evidence the subordination effected hereby. Attached hereto is a true and correct copy of the Subordinated Note bearing such legend. At the request of the Lender, the Subordinated Creditor shall deposit with the Lender the Subordinated Note and all of the other notes, bonds, debentures or other instruments evidencing the Subordinated Indebtedness, which notes, bonds, debentures or other instruments may be held by the Lender so long as any Lender Indebtedness remains outstanding. The Subordinated Creditor is the lawful holder of the Subordinated Note and has not transferred any interest therein to any other person. Without the prior written consent of the Lender, the Subordinated Creditor will not assign, transfer or pledge to any other person any of the Subordinated Indebtedness or agree to a discharge or forgiveness of the same so long as there rema ins outstanding any of the Lender Indebtedness.

          Continuing Effect. This Agreement shall constitute a continuing agreement of subordination, and the Lender may, without notice to or consent by the Subordinated Creditor, modify any term of the Lender Indebtedness in reliance upon this Agreement. Without limiting the generality of the foregoing, the Lender may, at any time and from time to time, either before or after receipt of any such notice o revocation, without the consent of or notice to the Subordinated Creditor and without incurring responsibility to the Subordinated Creditor or impairing or releasing any of the Lender's rights or any of the Subordinated Creditor's obligations hereunder;

          14. change the interest rate or change the amount of payment or extend the time for payment or renew or otherwise alter the terms of any Lender Indebtedness or any instrument evidencing the same in any manner;

          15. sell, exchange, release or otherwise deal with any property at any lime securing payment of the Lender Indebtedness or any part thereof,

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          16. release anyone liable in any manner for the payment or collection of the Lender Indebtedness or any part thereof;

          17. exercise or refrain from exercising any right against the Borrower or any other person (including the Subordinated Creditor); and

          18. apply any sums received by the Lender, by whomsoever paid and however realized, to the Lender Indebtedness in such manner as the Lender shall deem appropriate.

          No Commitment. None of the provisions of this Agreement shall be deemed or construed to constitute or imply any commitment or obligation on the part of the Lender to make any future loans or other extensions of credit or financial accommodations to the Borrower,

          Notice. All notices and other communications hereunder shall be in writing and shall be (i) personally delivered, (ii) transmitted by registered mail, postage prcpaid, or (iii) transmitted by lelecopy, in each case addressed to the party to whom notice is being given' at its address as set forth below:

                  If to the Lender:

                  Wells Fargo Business Credit, Inc.
                  245 South Los Robles Avenue, Suite 600
                  Pasadena, California 91101
                  Attention:
                            -------------------------------
                  Telecopier:(626) 844-9063

                  If to the Subordinated Creditor:

                  Ms. Debora Bainbridge Phillips

                  -----------------------------------------
                  -----------------------------------------
                  Telecopier: (   )  -

or at such other address as may hereafter be designated in writing by that party. All such notices or other communications shall be deemed to have been given on (i) the date received if delivered personally, (ii) the date of posting if delivered by mail, or (iii) the date of transmission if delivered by telecopy.

          Conflict in Agreements. If the subordination provisions of any instrument evidencing, Subordinated Indebtedness conflict with the terms of this Agreement, the terms of this Agreement shall govern the relationship between the Lender and the Subordinated Creditor.

          No Waiver, No waiver shall be deemed to be made by the Lender of any of its rights hereunder unless the same shall be in writing signed on behalf of the Lender, and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of the Lender or the obligations of the Subordinated Creditor to the Lender in any other respect at any time.

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          Binding Effect: Aeceptance. This Agreement shall be binding upon the
Subordinated Creditor and the Subordinated Creditor's heirs, legal representatives, successors and assigns and shall inure to the benefit of the Lender and its participants, successors and assigns irrespective of whether this or any similar agreement is executed by any other Subordinated Creditor of the Borrower. Notice of acceptance by the Lender of this Agreement or of reliance by the Lender upon this Agreement is hereby waived by the Subordinated Creditor.

          Miscellaneous. The paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          Governing Law: Consent to Jurisdiction and Venue: Waiver of Jury Trial. This Agreement shall be governed byand construed in accordance with the substantive laws (other than conflict laws) of the State of California. Each party consents to the personal jurisdiction of the state and federal courts located in the State of California in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient, and agrees that any litigation initiated by any of them in connection with this Agreement shall be vcnued in either the District Court of Los Angeles County, California, or the United States District Court, Central District, Los Angeles Division. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS ACKNOWLEDGMENT.

          IN WITNESS WHEREOF, the Subordinated Creditor has executed this Agreement as of the date and year first above-written.


                                            By:  /s/  Debora Bainbridge Phillips
                                               ---------------------------------
                                                      Debora Bainbridge Phillips


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                           Acknowledgment by Borrower
                           --------------------------


          The undersigned, being the Borrower referred to in the foregoing Agreement, hereby (i) acknowledges receipt of a copy thereof, (ii) agrees to all of the terms and provisions thereof, (iii) agrees to and with the Lender that it shall make no payment on the Subordinated Indebtedness that the Subordinated Creditor would not be entitled to receive under the provisions of the Agreement,
(iv) agrees that any such payment will constitute a default under the Lender Indebtedness, and (v) agrees to mark its books conspicuously to evidence the subordination of the Subordinated Indebtedness effected hereby.


                                            ORGANIC FOOD PRODUCTS, iNC.


                                            By:  /s/
                                               --------------------------------
                                                      John R. Battendieri
                                                      President


                                            ORGANIC INGREDIENTS, INC.


                                            By:  /s/
                                               --------------------------------
                                                      Joseph J. Stern
                                                      President


                                            SPECTRUM COMMODITIES, INC.


                                            By:  /s/
                                               --------------------------------
                                                      Jethren Phillips
                                                      Chief Executive Officer


                                            SPECTRUM NATURALS, INC.


                                            By:  /s/
                                               --------------------------------
                                                      Jethren Phillips
                                                      Chief Executive Officer


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                                    EXHIBIT A

             attach copy of Subordinated Note with following legend

          THIS INSTRUMENT iS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT BY DEBORA BAINBRIDGE PHILLIPS IN FAVOR OF WELLS FARGO BUSINESS CREDIT, INC. DATED AS OF OCTOBER 6 , 1999.


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